METROPOLITAN SERIES FUND, INC.	SUMMARY PROSPECTUS May 1, 2010

Jennison Growth Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2010, and the financial statements of the Portfolio for the year ended December 31, 2009, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2009, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.66%	0.91%	0.81%
Fee Waiver(1)	(0.04%)	(0.04%)	(0.04%)

Net Operating Expenses(1)	0.62%	0.87%	0.77%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $100 million, 0.60% for the next $200 million, 0.55% for the next $1.3 billion, 0.52% for the next $200 million and 0.47% for amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2011, only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$63	$89	$79
3 Years	$207	$286	$255
5 Years	$364	$500	$446
10 Years	$819	$1,116	$998

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Jennison Associates LLC (“Jennison”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities) and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not apply to American Depositary Receipts (“ADRs”), American Depositary Shares or similar receipts and shares traded in U.S. markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities.

Stock Selection

Jennison follows a highly disciplined investment selection and management process to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the

Jennison Growth Portfolio

anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with relevant index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	3rd – 2009	13.75%
Lowest Quarter	4th – 2008	-20.95%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	Since Inception	Inception Date
Class A	39.99%	3.07%	3.20%	5-1-02
Class B	39.56%	2.80%	2.94%	5-1-02
Class E	39.88%	N/A	4.62%	4-27-05
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)	37.21%	1.63%	2.47%*	—

*	Index performance is from 5-1-02.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Jennison Associates LLC is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Kathleen A. McCarragher, Spiros “Sig” Segalas and Michael A. Del Balso have managed the Portfolio since 2002. Ms. McCarragher generally has final authority over all aspects of the Portfolio’s investments. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Jennison Growth Portfolio

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